                                                                   Exhibit 10.13
                            ONR CONT & GRANT AWARDS

-----------------------------------------------------------------------------------------------------------------------------------
                                     |                                                             |           |
          AWARD/CONTRACT             |1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (115 CFR 350)  | RATING    | PAGE   |   OF PAGES
                                     |                                                             | DO-???    |   1    |      20
-----------------------------------------------------------------------------------------------------------------------------------
    CONTRACT (Proc. Incl. ??? No.    |3. EFFECTIVE DATE                   |4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
    N00014-00-C-0023                 |   SEE BLK 20C                      |   00PRO1940-00/05 OCT 1999
-----------------------------------------------------------------------------------------------------------------------------------
 5. ISSUED BY                     CODE |N00014                  |6. ADMINISTERED BY (if other than Item 5)    CODE   |   S1103A
    OFFICE OF NAVAL RESEARCH           |------------------------|   DCMC ATLANTA                                     |
    ONRZ51: GLYNIS FISHER 703-596-2602                          |   805 WALKER STREET SUITE 1                         -------------
    BALLSTON TOWER ONE                                          |   MARIETTA, GA 30060-2789
    800 NORTH QUINCY STREET                                     |
    ARLINGTON, VA 22217-5668                                    |
-----------------------------------------------------------------------------------------------------------------------------------
 7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and Zip Code)  |8. DELIVERY
                                                                                    |          See SECTION F of Schedule
    SUMMUS LIMITED                                                                  |   / / ??? ORIGIN    / / OTHER (See below)
    434 FAYETTEVILLE STREET MALL SUITE 600                                          |----------------------------------------------
    RALEIGH, NC 27601                                                               |9. DISCOUNT FOR PROMPT PAYMENT
                                                                                    |               N.A.
                                                                                    |----------------------------------------------
                                                                                    |10. SUBMIT INVOICES (4 copies  |ITEM
                                                                                    |    unless otherwise specified)|  SEE SEC. 6.2
------------------------------------------------------------------------------------|    TO THE ADDRESS SHOWN IN    |
CODE 0Y656                                | FACILITY CODE                           |                               |
-----------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                 CODE | N00014             |12. PAYMENT WILL BE MADE BY                    CODE | H0033?
    PROGRAM OFFICER                  --------------------------|    DFAS COLUMBUS CENTER                            ---------------
    SEE SECTION F - DELIVERIES OR PERFORMANCE                  |    DFAS CO SOUTH ENTITLEMENT OPERATIONS
                                                               |    PO BOX 182264
                                                               |    COLUMBUS, OH 43218-2264
-----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:  |14. ACCOUNTING AND APPROPRIATION DATA
    / / 18 U.S.C. 230??????        / / 41 U.S.C. 253???        |    See Attached Financial Accounting Data Sheet(s)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
15A.|ITEM NO.           |          15B. SUPPLIES/SERVICES     | 15C. QUANTITY |  15D. UNIT  |  15E. UNIT PRICE   |  15F. AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                        |    See SECTION B of Schedule        |               |             |                    |
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 | See SECTION B of
                                                                                  15G. TOTAL AMOUNT OF CONTRACT  | Schedule
-----------------------------------------------------------------------------------------------------------------------------------
                                                       TABLE OF CONTENTS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
[*]|SEC. | DESCRIPTION                              | PAGE(S)|  [*] | SEC. |                   DESCRIPTION                | PAGES
-----------------------------------------------------------------------------------------------------------------------------------
                    PART I - THE SCHEDULE                    |                       PART II - CONTRACT CLAUSES
-----------------------------------------------------------------------------------------------------------------------------------
[*]| A   | SOLICITATION/CONTRACT FORM               |   1    |  [*] |  I   | CONTRACT CLAUSES                             |  8-20
-----------------------------------------------------------------------------------------------------------------------------------
[*]| B   | SUPPLIES OR SERVICES AND PRICES/COSTS    |   2    |       PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
-----------------------------------------------------------------------------------------------------------------------------------
[*]| C   | DESCRIPTION/SPECS/WORK STATEMENT         |   2    |  [*] |  J   |  LIST OF ATTACHMENTS                         |  20
-----------------------------------------------------------------------------------------------------------------------------------
[*]  D   | PACKAGING AND ????????                   |   2    |              PART IV - REPRESENTATIONS AND INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------------------------------
[*]  E   | INSPECTION AND ACCEPTANCE                |   2    |      |  K   |  REPRESENTATIONS, CERTIFICATIONS AND  OTHER |  20
                                                                                 STATEMENTS OF OFFERORS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    |  L   |  INSTRS., CONDS., AND NOTICES TO OFFERORS
[*]  F   | DELIVERIES OR PERFORMANCE                |   3    |

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    |  M   |  EVAULATION FACTORS FOR AWARD
[*]  G   | CONTRACT ADMINISTRATION DATA             |  3-6   |

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------------

7.  /X/ CONTRACTOR'S NEGOTIATED AGREEMENT. Contractor is       | 18.  / / AWARD /(Contractor is not required to sign this document)
required to sign this document and return 2 copies to ???      | Your offer on Solicitation.
office.) Contractor agree to furnish and deliver all ??? or    | Member _____________________________.
perform all the services set forth or otherwise identified     | Including the additions or changes made by you which additions or
above and on any continuation ??? for the consideration        | changes are set forth in full share, is hereby accepted as to the
stated herein. The rights and // of the portion in this        | items listed above and on any continuation sheets. This award ???
contract shall be subject to and governed by the following     | the contract which consists of the following documents (a) the
documents: (a) this award/contract, (b) the solicitations, if  | Government's solicitation and your offer, and (b) this award/
any, and (k) such  ??? representations, certifications, and    | contract. No further contractual document is necessary.
specifications, as are attached or incorporated by reference   |
herein. (Attachments are listed herein.)                       |
-----------------------------------------------------------------------------------------------------------------------------------
19A NAME AND TITLE OF SIGNER (TYPE OR PRINT)                   | 20A NAME OF CONTRACTING OFFICER
    William B. Silvernail, CEO                                 |
-----------------------------------------------------------------------------------------------------------------------------------
19B NAME OF CONTRACTOR                      |  19C DATE SIGNED | 20B UNITED STATES OF AMERICA                    |  20C DATE SIGNED
    BY /S/ William B. Silvernail            |  1/4/2000        |     By ______________________________________   |
    (Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)       |
-----------------------------------------------------------------------------------------------------------------------------------
??? 7340-01-152-????                                                                           STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                                                                      Prescribed by GSA
MAYOR OVERPRINT (?-??)                                                                         FAR ??? ??????

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

-------------------------------------------------------------------------------------------------------------------------
                          SUPPLIES/                                                                 TOTAL ESTIMATED COST
ITEM NO.                  SERVICES                   ESTIMATED COST          FIXED FEE              & FIXED FEE
-------------------------------------------------------------------------------------------------------------------------
0001                      The Contractor shall       $565,980.00             $33,954                $599,862.00
                          furnish the
                          necessary personnel
                          and facilities to
                          perform the research
                          as described in
                          Section C.
-------------------------------------------------------------------------------------------------------------------------
0001AA                    Demo Software for                                                         NSP
                          Geometric Correction
-------------------------------------------------------------------------------------------------------------------------
0001AB                    Demo Navigation                                                           NSP
                          Software
-------------------------------------------------------------------------------------------------------------------------
0002                      Reports and Data in                                                       NSP
                          accordance with
                          Exhibit A (DD Form
                          1423)
-------------------------------------------------------------------------------------------------------------------------
Total Estimated
Contract Consideration:                              $565,980.00             $33,954                $599,862.00
-------------------------------------------------------------------------------------------------------------------------

SECTION C - DESCRIPTIONS/SPECIFICATIONS/WORK STATEMENT

1. The research work to be performed hereunder shall be subject to the requirements and standards contained in Exhibit A and the following paragraph(s).

2. The Contractor shall conduct the work in accordance with sections 1 through 3, pages 3 and 4, of its proposal entitled "Sea Floor Mapping Using Side-Scan Sonar", dated 24 September, 1999, which sections are incorporated herein by reference.

SECTION D - PACKAGING AND MARKING

Preservation, packaging, packing and marking of all deliverable contract line items shall conform to normal commercial packing standards to assure safe delivery at destination.

SECTION E - INSPECTION AND ACCEPTANCE

Inspection and acceptance of the final delivery under this contract will be accomplished by the Program Officer designed in Section F of this contract, who shall have at least thirty (30) days after contractual delivery for acceptance.

SECTION F - DELIVERIES OR PERFORMANCE

1. The research work under this contract shall be conducted during the period from date of award through twenty four months thereafter. A final report will be prepared, submitted, reproduced and distributed by sixty days thereafter unless the contract is extended, in which case, the final report will be prepared in accordance with the terms of such extension.

      a. Item No. 0002 Section B (Reports and Data) shall be delivered within the time periods stated in Exhibit A, F.O.B. Destination.

2. Distribution, consignment and marking instructions for all contract line items shall be in accordance with the following:

      a. Items No. 0002, 0001AA and 0001AB shall be shipped F.O.B. Office of Naval Research, Arlington, Virginia 22217-5660, consigned to:

         Program Officer
         Office of Naval Research
         Ballston Tower One
         800 North Quincy Street
         Arlington, Virginia 22217-5660

Attn:    Richard Lau
Ref: Contract N00014-00-C-0023

3. Deliverables under SubCLINS 0001AA and 0001AB shall be delivered by the following dates:

            SUBCLIN                                               DATE
--------------------------------------------------------------------------------
Demo Software for Geometric Correction                       01 August 2000
--------------------------------------------------------------------------------
Demo Navigation Software                                     01 May 2001
--------------------------------------------------------------------------------

SECTION G - CONTRACT ADMINISTRATION

1. NAPS 5252.232-9001 SUBMISSION OF INVOICES (COST REIMBURSEMENT,
TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE) (JUL 1992)

      a. "Invoice" as used in this clause contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

      b. The Contractor shall submit invoices and any necessary supporting documentation, in an original and 4 copies, to the contract auditor at the following address:

Defense Contract Audit Agency
North Carolina Branch Office
415 North Edgeworth St. Suite A
Greensboro, NC 27401-2163

unless delivery order are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to the Program Officer identified in Section F.2a of this contract. Following verification, the contract auditor will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

      c. Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contract, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than 30 calendar days between performance and submission of an interim payment invoice.

      d. In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

      1.    Contract line item number (CLIN)

      2.    Subline item number (SLIN)

      3.    Accounting Classification Reference Number (ACRN)

      4.    Payment terms

      5.    Procuring activity

      6.    Date supplies provided or serviced performed

      7.    Costs incurred and allowable under the contract

      8. Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided.

      e. A DD Form 250, "Material Inspection and Receiving Report" is required only with the final invoice.

      f. A Certificate of Performance shall be provided with each invoice submittal.

      g. The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

      h. Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

      In contracts with the Canadian Commercial Corporation, substitute "Administrative Contracting Officer" for "contract auditor".

2.    Submission of Invoices Direct to Payment Office

      a. Pursuant to DFARS 242.803(b)1(C), if the cognizant Government auditor has notified the contractor of its authorization to do so, the contractor may submit interim vouchers under this contract direct to the payment office shown in Block 12 of SF-26 instead of to the address shown in subparagraph (b) of section G.1 above.

      b. Such authorization does not extend to the first and final vouchers. The contractor shall continue to submit first vouchers to the cognizant auditor shown in subparagraph (b) of section G.1. above. The final voucher shall be submitted to the Administrative Contracting Officer (SF-26 block 6) with a copy to the cognizant auditor.

3.    Method of Payment

As consideration for the proper performance of the work and services required under this contract, the Contractor shall be paid as follows:

      a. Costs, as provided for under the contract clause entitled "Allowable Cost and Payment," not to exceed the amount set forth as "Estimated Cost" in

Section B, subject to the contract clause entitled "Limitation of Cost" or "Limitation of Funds" whichever is possible.

      b. A fixed fee in the amount set forth as "Fixed Fee" in Section B, in accordance with the contract clause entitled "Fixed Fee", which shall be paid upon completion of the work and services required under this contract and upon final acceptance by the Contracting Officer; however the Contractor may bill on each voucher the amount of the fee bearing the same percentage to the total fixed fee as the amount of cost billed bears to the total estimated cost.

4.    Procuring Office Representatives

      a. In order to expedite administration of this contract, the Administrative Contracting Officer should direct inquiries to the appropriate office listed below. Please do not direct routine inquiries to the person listed in Item 20A on Standard Form 26.

Contract Negotiator - Glynis Fisher, ONR 251, (703) 6976-2602, DSN 426-2602, E-Mail Address Fisherg@ONR.NAVY.MIL.

Inspection and Acceptance - Dr. Richard Lau, ONR 311, (703) 697-4316, DSN 426-4316.

Security Matters - Ms. Jennifer Ramsey, ONR 93, (703) 697-4618, DSN 426-4618

Patent Matters - Mr. Thomas McDonnell, ONR OOCC, (703) 697-4000, DSN 426-4000

      b. The Administrative Contracting Officer will forward invention disclosures and reports directly to Corporate Counsel (Code OOCC), Office of Navel Research, Department of the Navy, Arlington, VA 22217-5660. The Corporate Counsel will return the reports along with a recommendation to the Administrative Contracting Officer. The Corporate Counsel will represent the Contracting Officer with regard to invention reporting matters arising under this contract.

5.    Type of Contract

This is a cost-plus-fixed-fee completion contract.

SECTION H  - SPECIAL CONTRACT REQUIREMENTS

1.    ONR 5252.235-9714   REPORT PREPARATION (DEC 1988)

Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI Z39.18, Scientific and Technical Reports:
Organization, Preparation and Production.

[NOTE: ANSI Z39.18 may be obtained from NISO Press Fulfillment Center, P.O. Box 338, Oxon Hill, MD 20750-0338, Telephone: 1-800-282-6476]

2.    ONR 5252.210-9708 METRICATION REQUIREMENTS (DEC 1988)

      a. All scientific and technical reports delivered pursuant to the terms of this contract shall identify units of measurement in accordance with the International System of Units (SI) commonly referred to as the "Metric System". Conversion to U.S. customary units may be also be given where additional clarity is deemed necessary. Guidance for application of the metric system is contained in the American Society of Testing Materials document entitled "Standard Practice for Use of the International System of Units (The Modernized Metric System)" (ASTM Designation E 380-89A)

      b. This provision also applies to journal article preprints, reprints, commercially published books or chapters of books, theses or dissertations submitted in lieu of a scientific and/or technical report.

3.    Invention Disclosure and Reports

The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of this contract to the Administrative Contracting Officer.

4.    ONR 5252.242-9718 TECHNICAL DIRECTION (DEC 1988)

      a. Performance of work hereunder is subject to the technical direction of the Program Officer/COR designated in this contract, or duly authorized representative. For the purposes of this clause, technical direction includes the following:

      1. Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details of otherwise serves to accomplish the objectives described in the statement of work;

      2. Guidelines to the Contractor which assist in the interpretation of drawing, specifications or technical portions of work description.

      b. Technical direction must be within the general scope of work stated in the contracts. Technical direction may not be used to:

            1.    Assign additional work under the contract;

            2. Direct a change as defined in the contract clause entitled "Changes";

            3. Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance; or

            4. Change any of the terms, conditions or specifications of the contract.

      c. The only individual authorized to in any way amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical direction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten working days after its receipt. The Contractor shall not proceed with the work affected by the technical direction until the Contractor is notified by the Contracting Officer that the technical direction is within the scope of the contract.

      d. Nothing in the foregoing paragraphs may be construed to excuse the Contractor from performing that portion of the work statement which is not affected by the disputed technical direction.

5.    ONR 5252.237-9705  Key Personnel (DEC 88)

      a. The Contractor agrees to assign to the contract tasks those persons whose resumes were submitted with its proposal and who are necessary to fulfill the requirements of the contract as "key personnel". No substitution may be made except in accordance with this clause.

      b. The Contractor understands that during the first ninety (90) days of the contract performance period, no personnel substitutions will be permitted unless these substitutions are unavoidable because of the incumbent's sudden illness, death or termination of employment. In any of these events, the Contractor shall promptly notify the Contracting Officer and provide the information described in paragraph (c) below. After the initial ninety (90) day period the Contractor must submit to the Contracting Officer all proposed substitutions, in writing, at least 60 days in advance (120 days if security clearance must be obtained) of any proposed substitution and provide the information required by paragraphs (c) below.

      c. Any request for substitution must include a detailed explanation of the circumstances necessitating the proposed substitution, a resume for the proposed substitute, and any other information requested by the Contracting Officer. Any proposed substitute must have qualifications equal to or superior to the qualifications of the incumbent. The Contracting Officer or his/her authorized representative will evaluate such requests and promptly notify the Contractor in writing or his/her approval or disapproval thereof.

      d. In the event that any of the identified key personnel cease to perform under the contract and the substitute is disapproved, the contract may be immediately terminated in accordance with the Termination clause of the contract.

The following is identified as key personnel:

Dr. Jianguing Zhou

SECTION I - CONTRACT CLAUSES

Cost-Plus-Fixed-Fee - Research and Development (Aug 1999) (1)

      *     Applies when contract action exceeds $10,000.

      **    Applies when contract action exceeds $100,000.

      +     Applies when contract action exceeds $500,000.

      ++ Applies when contract action exceeds $500,000 and subcontracting possibilities exist.

            Small Business Exempt

      *     (DD 250)

(A)   FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

I.    FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES: -


----------------------------------------------------------------------------------
**                          FAR 52.202-1               Definitions (OCT 1995)
----------------------------------------------------------------------------------
**                          FAR 52.203-3               Gratuities (APR 1984)
----------------------------------------------------------------------------------
**                          FAR 52.203-5               Covenant Against
                                                       Contingent Fees (APR 1984)
----------------------------------------------------------------------------------
**                          FAR 52.203-6               Restrictions on
                                                       Subcontractor Sales to
                                                       the Government (JUL 1995)
----------------------------------------------------------------------------------
**                          FAR 52.203-7               Anti-Kickback Procedures
                                                       (JUL 1995)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                            FAR 52.203-8               Cancellation, Rescession,
                                                       and Recovery of Funds for
                                                       Illegal or Improper
                                                       Activity (JAN 1997)
----------------------------------------------------------------------------------
**                          FAR 52.203-10              Price or Fee Adjustment
                                                       for Illegal or Improper
                                                       Activity (JAN 1997)
----------------------------------------------------------------------------------
**                          FAR 52.203-12              Limitation on Payments to
                                                       Influence Certain Federal
                                                       Transactions (JUN 1997)
----------------------------------------------------------------------------------
**                          FAR 52.204-4               Printing/Copying
                                                       Double-Sided on Recycled
                                                       Paper (JUN 1996)
----------------------------------------------------------------------------------
                            FAR 52.211-15              Defense Priority and
                                                       Allocation Requirements
                                                       (SEP 1990)
----------------------------------------------------------------------------------
                            FAR 52.215-2               Audit and Records -
                                                       Negotiation (JUN 1999)
                                                       and Alternate II (APR
                                                       1998)
----------------------------------------------------------------------------------
                            FAR 52.215-8               Order of Precedence -
                                                       Uniform Contract Format
                                                       (OCT 1997)
----------------------------------------------------------------------------------
+                           FAR 52.215-10              Price Reduction for
                                                       Defective Cost or Pricing
                                                       Data (OCT 1997) (The
                                                       provisions of this Clause
                                                       have been waived by a
                                                       joint Determination and
                                                       Findings for the prime
                                                       contractor only.  The
                                                       clause is applicable to
                                                       subcontracts over
                                                       $500,000.)
----------------------------------------------------------------------------------
+                           FAR 52.215-12              Subcontractor Cost or
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                       Pricing Data (OCT 1997)
                                                       (Applicable to
                                                       subcontracts over
                                                       $500,000 only)
----------------------------------------------------------------------------------
                            FAR 52.215-14              Integrity of Unit Prices
                                                       (OCT 1997)
----------------------------------------------------------------------------------
                            FAR 52.215-14              Alternate I (OCT 1997)
                                                       (Applicable if action
                                                       contracted under Other Than
                                                       Full and Open Competition)
----------------------------------------------------------------------------------
                            FAR 52.215-15              Pension Adjustments and
                                                       Asset Reversions (DEC
                                                       1998)
----------------------------------------------------------------------------------
                            FAR 52.215-18              Reversion or Adjustment
                                                       of Plans for
                                                       Postretirement Benefits
                                                       (PRB) Other than Pensions
                                                       (OCT 1997)
----------------------------------------------------------------------------------
                            FAR 52.215-19              Notification of Ownership
                                                       Changes (OCT 1997)
                                                       (Applicable when Cost or
                                                       Pricing Data is required)
----------------------------------------------------------------------------------
                            FAR 52.216-7               Allowable Cost and
                                                       Payment (APR 1998)
----------------------------------------------------------------------------------
                            FAR 52.216-8               Fixed Fee (MAR 1997)
----------------------------------------------------------------------------------
**                          FAR 52.219-4               Notice of Price
                                                       Evaluation Preference for
                                                       HUBzone Small Business
                                                       Concerns (JAN 1999)
----------------------------------------------------------------------------------
**                          FAR 52.219-8               Utilization of Small
                                                       Business Concerns (OCT
                                                       1999)
----------------------------------------------------------------------------------
++                          FAR 52.219-9               Small Business
                                                       Subcontracting Plan (OCT
                                                       1999)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
**                          FAR 52.219-16              Liquidated Damages -
                                                       Subcontracting Plan (JAN
                                                       1999)
----------------------------------------------------------------------------------
                            FAR 52.222-1               Notice to the Government
                                                       of Labor Disputes (FEB
                                                       1997)
----------------------------------------------------------------------------------
**                          FAR 52.222-2               Payment for Overtime
                                                       Premiums (JUL 1990)
                                                       (Note: The word "zero" is
                                                       inserted in the blank
                                                       space indicated by an
                                                       asterisk)
----------------------------------------------------------------------------------
                            FAR 52.222-3               Convict Labor (AUG 1996)
                                                       (Reserved with FAR
                                                       52.222-20 Walsh Healy
                                                       Public Contracts Act is
                                                       applicable)
----------------------------------------------------------------------------------
                            FAR 52.222-4               Contract Work Hours and
                                                       Safety Standards Act -
                                                       Overtime Compensation
                                                       (JUL 1995)
----------------------------------------------------------------------------------
                            FAR 52.222-26              Equal Opportunity (FEB
                                                       1999)
----------------------------------------------------------------------------------
*                           FAR 52.222-35              Affirmative Action for
                                                       Disabled Veterans and
                                                       Veterans of the Vietnam
                                                       Era (APR 1998)
----------------------------------------------------------------------------------
*                           FAR 52.222.36              Affirmative Action for
                                                       Workers with Disabilities
                                                       (JUN 1998)
----------------------------------------------------------------------------------
*                           FAR 52.222-37              Employment Reports on
                                                       Disabled Veterans and
                                                       Veterans of the Vietnam
                                                       Era (JAN 1999)
----------------------------------------------------------------------------------
**                          FAR 52.223-2               Clean Air and Water (APR
                                                       1984)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
**                          FAR 52.223-14              Toxic Chemical Release
                                                       Reporting (OCT 1996)
----------------------------------------------------------------------------------
                            FAR 52.225-3               Buy American Act -
                                                       Supplies (JAN 1994)
----------------------------------------------------------------------------------
                            FAR 52.225-11              Restrictions on Certain
                                                       Foreign Purchases (Aug
                                                       1998)
----------------------------------------------------------------------------------
                            FAR 52.227-1               Authorization and Consent
                                                       (JUL 1995) and Alternate
                                                       1 (APR 1984)
----------------------------------------------------------------------------------
**                          FAR 52.227-2               Notice and Assistance
                                                       Regarding Patent and
                                                       Copyright Infringement
                                                       (AUG 1996)
----------------------------------------------------------------------------------
                            FAR 52.228-7               Insurance Liability to
                                                       Third Persons (MAR 1996)
                                                       (Further to paragraph
                                                       (a)(3), unless otherwise
                                                       stated in this contract,
                                                       type and limits of
                                                       insurance required are as
                                                       stated in FAR 28.307-2)
----------------------------------------------------------------------------------
                            FAR 52.232-9               Limitation on Withholding
                                                       of Payments (APR 1984)
----------------------------------------------------------------------------------
                            FAR 52.232-17              Interest (JUN 1996)
----------------------------------------------------------------------------------
                            FAR 52.232-23              Assignment of Claims (JAN
                                                       1986) and Alternate I
                                                       (APR 1984)
----------------------------------------------------------------------------------
                            FAR 52.232-25              Prompt Payment
                                                       (JUN 1997) (The words
                                                       "the 30th day" are
                                                       inserted in lieu of "the
                                                       7th day" at (a)(5)(i).)
----------------------------------------------------------------------------------
                            FAR 52.232-33              Payment by Electronic
                                                       Funds Transfer - Central
                                                       Contractor Registration
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                       (MAY 1999)
----------------------------------------------------------------------------------
                            FAR 52.233-1               Disputes (DEC 1998)
----------------------------------------------------------------------------------
                            FAR 52.233-3               Protest After Award (AUG
                                                       1996) and Alternate I
                                                       (JUN 1985)
----------------------------------------------------------------------------------
                            FAR 52.242-1               Notice of Intent to
                                                       Disallow Costs (APR 1984)
----------------------------------------------------------------------------------
+                           FAR 52.242-3               Penalties for Unallowable
                                                       Costs (OCT 1995)
----------------------------------------------------------------------------------
                            FAR 52.242-4               Certification of Final
                                                       Indirect Costs (JAN 1997)
----------------------------------------------------------------------------------
**                          FAR 242-13                 Bankruptcy (JUL 1995)
----------------------------------------------------------------------------------
                            FAR 52.242-15              Stop Work Order (AUG
                                                       1989) and Alternate I
                                                       (APR  1984)
----------------------------------------------------------------------------------
                            FAR 52.243-2               Changes Cost-Reimbursement
                                                       (AUG 1987) and Alternate V
                                                       (APR 1984)
----------------------------------------------------------------------------------
                            FAR 52.244-2               Subcontracts (AUG 1998)
                                                       and Alternate 1 (AUG 1998)
----------------------------------------------------------------------------------
**                          FAR 52.244-5               Competition in
                                                       Subcontracting (DEC 1996)
----------------------------------------------------------------------------------
                            FAR 52.244-6               Subcontracts for
                                                       Commercial Items and
                                                       Commercial Components
                                                       (OCT 1998)
----------------------------------------------------------------------------------
                            FAR 52.245-5               Government Property (Cost
                                                       Reimbursement, Time and
                                                       Material or Labor-Hour
                                                       Contracts) (Jan 1986) (As
                                                       modified by
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                       DoD Class
                                                       Deviation 99-00008 dated
                                                       13 July 1999)
----------------------------------------------------------------------------------
                            FAR 52.246-9               Inspection of Research
                                                       and Development (Short
                                                       Form) (APR 1984)
----------------------------------------------------------------------------------
**                          FAR 52.246-23              Limitation of Liability
                                                       (FEB 1997)
----------------------------------------------------------------------------------
                            FAR 52.247-63              Preference for U.S. Flag
                                                       Air Carriers (JAN 1997)
----------------------------------------------------------------------------------
                            FAR 52.249-6               Termination
                                                       (Cost-Reimbursement )(SEP
                                                       1996)
----------------------------------------------------------------------------------
                            FAR 52.249-14              Excusable Delays (APR
                                                       1984)
----------------------------------------------------------------------------------
                            FAR 52.251-1               Government Supply Sources
                                                       (APR 1984)
----------------------------------------------------------------------------------
                            FAR 52.253-1               Computer Generated Forms
                                                       (JAN 1991)
----------------------------------------------------------------------------------

II.   DEPARTMENT OF DEFENSE FAR SUPPLEMENT (DFARS) (48 CRF CHAPTER 2)
      CLAUSES: -


----------------------------------------------------------------------------------
                            DFARS 252.203-7001         Prohibition On Persons
                                                       Convicted of Fraud or
                                                       Other Defense-Contract-
                                                       Related Felonies (MAR 1999)
----------------------------------------------------------------------------------
                            DFARS 252.204-7003         Control of Government
                                                       Personnel Work Product
                                                       (APR 1992)
----------------------------------------------------------------------------------
                            DFARS 252.204-7004         Required Central
                                                       Contractor Registration
                                                       (MAR 1998)
----------------------------------------------------------------------------------
**                          DFARS 252.209-7000         Acquisition from
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                       Subcontractors subject
                                                       to On-Site Inspection
                                                       under the Intermediate
                                                       Range Nuclear Forces
                                                       (INF) Treaty (NOV 1995)
----------------------------------------------------------------------------------
+                           DFARS 252-215-7000         Pricing Adjustments (DEC
                                                       1991)
----------------------------------------------------------------------------------
                            DFARS 252-219-7003         Small, Small
                                                       Disadvantaged and
                                                       Women-owned Small
                                                       Business Subcontracting
                                                       Plan (DoD Contracts)
                                                       (APR 1996)
----------------------------------------------------------------------------------
                            DFARS 252.225-7012         Preference for Certain
                                                       Domestic Commodities
                                                       (MAY 1999)
----------------------------------------------------------------------------------
                            DFARS 252.225-7031         Secondary Arab Boycott
                                                       of Israel (JUN 1992)
----------------------------------------------------------------------------------
                            DFARS 252.227-7013         Rights in Technical Data
                                                       - Noncommercial Items
                                                       (NOV 1995), and
                                                       Alternate 1 (JUN 1995)
----------------------------------------------------------------------------------
                            DFARS 252.227-7014         Rights in Noncommercial
                                                       Computer Software and
                                                       Noncommercial Computer
                                                       Software Documentation
                                                       (JUN 1995)
----------------------------------------------------------------------------------
                            DFARS 252.227-7016         Rights in Bid or
                                                       Proposal Information
                                                       (JUN 1995)
----------------------------------------------------------------------------------
                            DFARS 252.227-7018         Rights in Noncommercial
                                                       Technical Data and
                                                       Computer Software -
                                                       Small Business
                                                       Innovation Research
                                                       (SBIR) Program (JUN 1995)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                            DFARS 252.227-7019         Validation of Asserted
                                                       Restrictions - Computer
                                                       Software (JUN 1995)
----------------------------------------------------------------------------------
                            DFARS 252.227-7025         Limitations on the Use
                                                       or Disclosure of
                                                       Government-Furnished
                                                       Information Marked with
                                                       Restrictive Legends (JUN
                                                       1995)
----------------------------------------------------------------------------------
                            DFARS 252.227-7028         Technical Data or
                                                       Computer Software
                                                       Previously Delivered to
                                                       the Government (JUN 1995)
----------------------------------------------------------------------------------
                            DFARS 252.227-7030         Technical Data -
                                                       Withholding of Payment
                                                       (OCT 1988)
----------------------------------------------------------------------------------
                            DFARS 252.227-7036         Declaration of Technical
                                                       Data Conformity (JAN
                                                       1997)
----------------------------------------------------------------------------------
                            DFARS 252.227-7037         Validation of
                                                       Restrictive Markings on
                                                       Technical Data (SEP 1999)
----------------------------------------------------------------------------------
                            DFARS 252.231-7000         Supplemental Cost
                                                       Principles (DEC 1991)
----------------------------------------------------------------------------------
                            DFARS 252.235-7002         Animal Welfare (DEC 1991)
----------------------------------------------------------------------------------
                            DFARS 252.235-7011         Final Scientific or
                                                       Technical Report (SEP
                                                       1999) (Use in
                                                       solicitations and
                                                       contracts for R&D)
----------------------------------------------------------------------------------
                            DFARS 252.242-7000         Post-Award Conference
                                                       (DEC 1991)
----------------------------------------------------------------------------------
**                          DFARS 252.243-7002         Requests for Equitable
                                                       Adjustment (MAR 1998)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                            DFARS 252.245-7001         Reports of Government
                                                       Property (MAY 1994)
----------------------------------------------------------------------------------
*                           DFARS 252.246-7000         Material Inspection and
                                                       Receiving Report (DEC
                                                       1991)
----------------------------------------------------------------------------------
                            DFARS 252.251-7000         Ordering from Government
                                                       Supply Services (MAY
                                                       1995)
----------------------------------------------------------------------------------

(B) THE FOLLOWING CLAUSE APPLIES TO CONTRACT ACTIONS EXCEEDING $500,000, WHEN SUBCONTRACTING POSSIBILITIES EXIST. THE CLAUSE IS SMALL BUSINESS EXEMPT.

FAR 52.219-10 INCENTIVE SUBCONTRACTING PROGRAM (JAN 1999)

(a) Of the total dollars it plans to spend under subcontracts, the Contractor has committed itself in its subcontracting plan to try to award certain percentages to small business, HUBZone small business, small disadvantaged business, and women-owned small business concerns, respectively.

(b) If the Contractor exceeds its subcontracting goals for small business, HUBZone small business and women-owned small business concerns in performing this contract, it will receive __________ [insert the appropriate number between 0 and 10] percent of the dollars in excess of each goal in the plan, unless the Contracting Officer determines that the excess was not due to the Contractor's efforts (e.g., a subcontractor cost overrun caused the actual subcontract amount to exceed that estimated in the subcontracting plan, or the award of subcontracts that had been planned but had not been disclosed in the subcontracting plan during contract negotiations). Determinations made under this paragraph are not subject to the Disputes clause.

(c) If this is a cost-plus-fixed-fee contract, the sum of the fixed fee and the incentive fee earned under this contract may not exceed the limitations in 15.404-4 of the Federal Acquisition Regulation.


FAR 52.219-26     SMALL DISADVANTAGED BUSINESS PARTICIPATION PROGRAM -
                  INCENTIVE SUBCONTRACTING (JAN 1999)

(a) Of the total dollars it plans to spend under subcontracts, the Contractor has committed itself in its offer to try to award a certain amount to small disadvantaged business concerns in the Standard Industrial Classification (SIC) Major Groups as determined by the Department of Commerce.

(b) If the Contractor exceeds its total monetary target for subcontracting to small disadvantaged business concerns in the authorized SIC Major Groups, it will receive _______________ [Contracting Officer to insert the appropriate number between 0 and 10] percent of the dollars in excess of the monetary target, unless the Contracting Officer determines that the excess was not due to the Contractor's efforts (e.g., a subcontractor cost overrun caused the actual subcontract amount to exceed that estimated in the offer, or the excess was caused by the award of subcontracts that had been planned but had not been disclosed in the offer during contract negotiations). Determinations made under this paragraph are not subject to the Disputes clause of this contract.

(c) If this is a cost-plus-fixed-fee contract, the sum of the fixed fee and the incentive fee earned under this contract may not exceed the limitations in subsection 15.404-4 of the Federal Acquisition Regulation.

(C)   ADDITIONAL FAR AND DFARS CLAUSES

      This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:
http://www.arnet.gov/far/

----------------------------------------------------------------------------------
       FAR 52.204-2             Security Requirements (AUG 1996)
                                (Applicable if contract will generate or require
                                access to classified information and DD Form
                                254, Contract Security Classification
                                Specification, is issued to the contractor)
----------------------------------------------------------------------------------
  X    FAR 52.209-6             Protecting the Government's Interest when
                                Subcontracting with Contractors Debarred,
                                Suspended, or Proposed for Debarment (JUL
                                1995) (Applicable to contracts exceeding
                                $25,000 in value)
----------------------------------------------------------------------------------
  X    FAR 52.215-17            Waiver of Facilities Capital Cost
                                of Money (OCT 1997) (Applicable if the
                                Contractor did not propose facilities capital
                                cost of money in the offer)
----------------------------------------------------------------------------------
  X    FAR 52.215-20            Requirements for Cost or Pricing Data or
                                Information Other Than Cost or Pricing Data (OCT
                                1997) (Applicable if cost or pricing data or
                                information other than cost or pricing data are
                                required.)
----------------------------------------------------------------------------------
       FAR 52.215-21            Requirements for Cost or Pricing Data or
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                Information Other Than Cost or Pricing Data -
                                Modifications (OCT 1997) (Applicable if cost
                                or pricing data or information other than
                                cost or pricing data will be required for
                                modifications.)
----------------------------------------------------------------------------------
       FAR 52.217-9             Option to Extend the Term of the Contract
                                (MAR 1989) (in paragraph (a), insert "", and
                                in paragraph (c), insert "").  (Applicable if
                                contract contains line item(s) for
                                option(s)).  (Complete the spaces in
                                parentheses).
----------------------------------------------------------------------------------
       FAR 52.219-3             Notice of Total HUBZone Set-Aside (JAN 1999)
----------------------------------------------------------------------------------
       FAR 52.219-5             Very Small Business Set-Aside (MAR 1999) (For
                                actions between $2,500 and $50,000)
----------------------------------------------------------------------------------
       FAR 52.219-6             Notice of Total Small Business Set-Aside
                                (JUL 1996), and Alternate I (OCT 1995)
                                (Applicable to total small business set-asides,
                                including SBIR)
----------------------------------------------------------------------------------
       FAR 52.219-25            Small Disadvantaged Business Participation Program
                                - Disadvantaged Status and Reporting (OCT 1999)
                                (Applicable if contract includes FAR 52.219-24)
----------------------------------------------------------------------------------
  X    FAR 52.222-20            Walsh Healy Public Contracts Act (DEC 1996)
                                (Applicable if the contract includes
                                deliverable materials, supplies, articles or
                                equipment in an amount that exceeds or may
                                exceed $10,000)
----------------------------------------------------------------------------------
       FAR 52.223-5             Pollution Prevention and Right-to-Know
                                Information (Apr 1998) (Applicable if contract
                                provides for performance, in whole or in part,
                                on a Federal facility.)
----------------------------------------------------------------------------------
  X    FAR 52.223-6             Drug-Free Workplace (JAN 1997) (Applies when
                                contract action exceeds $100,000 or at any value
                                when the contract is awarded to an individual)
----------------------------------------------------------------------------------
       FAR 52.226-1             Utilization of Indian Organizations and
                                Indian-Owned Economic Enterprises (MAY 1999)
                                (Applicable when FAR 52.219-9 Small Business
                                Subcontracting Plan, applies)
----------------------------------------------------------------------------------
       FAR 52.227-10            Filing of Patent Applications - Classified Subject
                                Matter (APR 1984) (Applicable if contract is
                                subject to FAR clauses 52.204-2 and either
                                FAR 52.227-11 or FAR 52.227-12)
----------------------------------------------------------------------------------
  X    FAR 52.227-11            Patent Rights - Retention by the Contractor
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                (Short Form) (JUN 1997) (Applicable if contractor
                                is a small business or nonprofit organization)
----------------------------------------------------------------------------------
       OR
----------------------------------------------------------------------------------
       FAR 52.227-12            Patent Rights - Retention by the Contractor
                                (Long Form) (JAN 1997) (Applicable if contractor
                                is a large business)
----------------------------------------------------------------------------------
       FAR 52.230-2             Cost Accounting Standards (APR 1998)
                                (Applicable when contract amount is over
                                $500,000, if contractor is subject to full CAS
                                coverage, as set forth in 48 CFR Chapter 99,
                                Subpart 9903.201-2(a) (FAR Appendix B)
----------------------------------------------------------------------------------
       FAR 52.230-3             Disclosure and Consistency of Cost Accounting
                                Practices (APR 1998) (Applicable when
                                contract amount is over $500,000 but less
                                than $25 million and the offeror certifies it
                                is eligible for and elects to use modified
                                CAS coverage as set forth in 48 CFR Chapter
                                99, Subpart 9903.201-2 (FAR Appendix B)
----------------------------------------------------------------------------------
       FAR 52.230-6             Administration of Cost Accounting Standards
                                (APR 1996) (Applicable if contract is subject to
                                either clause at FAR 52.230-02 or the clause at
                                FAR 52.230-03)
----------------------------------------------------------------------------------
       FAR 52.232-20            Limitation of Cost (APR 1984) (Applicable
                                only when contract action is fully funded)
----------------------------------------------------------------------------------
  X    FAR 52.232-22            Limitation of Funds (APR 1984) (Applicable
                                only when contract action is incrementally
                                funded)
----------------------------------------------------------------------------------
       FAR 52.245-5             Government Property (Cost-Reimbursement,
                                Time-and-Material, or Labor-Hour Contracts) ALT I
                                (JAN 1986) (Applicable if contractor is a
                                nonprofit organization whose primary purpose is
                                the conduct of scientific research)
----------------------------------------------------------------------------------
       DFARS 252.203-7002       Display of DoD Hotline Poster (DEC 1991)
                                (Applicable only when contract action exceeds $5
                                million or when any modification increases contract
                                amount to more than $5 million)
----------------------------------------------------------------------------------
       DFARS 252.204-7000       Disclosure of Information (DEC 1991) (Applies
                                when Contractor will have access to or generate
                                unclassified information that may be sensitive
                                and inappropriate for release to the public)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
  X    DFARS 252.205-7000       Provision of Information to Cooperative Agreement
                                Holders (DEC 1991) (Applicable only when contract
                                action exceeds $500,000 or when any modification
                                increases total contract amount to more than
                                $500,000)
----------------------------------------------------------------------------------
  X    DFARS 252.215-7002       Cost Estimating System Requirements (OCT 1998)
                                (Applicable only to contract actions awarded on
                                the basis of certified cost or pricing data)
----------------------------------------------------------------------------------
       DFARS 252.223-7004       Drug-Free Work Force (SEP 1988) (Applicable
                                (a) if contract involves access to classified
                                information; or (b) when the Contracting
                                Officer determines that the clause is
                                necessary for reasons of national security or
                                for the purpose of protecting the health or
                                safety of those using or affected by the
                                product of, or performance of the contract.
----------------------------------------------------------------------------------
       DFARS 252.223-7006       Prohibition on Storage and Disposal of Toxic and
                                Hazardous Materials (APR 1993)(Applicable if work
                                requires, may require, or permits contractor
                                performance on a DoD installation)
----------------------------------------------------------------------------------
       DFARS 252.225-7001       Buy American Act and Balance of Payments Program
                                (MAR 1998) (Applicable if the contract includes
                                deliverable supplies)
----------------------------------------------------------------------------------
       DFARS 252.225-7002       Qualifying Country Sources as Subcontractors
                                (DEC 1991) (Applicable when clause at DFARS
                                252.225.7001 applies)
----------------------------------------------------------------------------------
       DFARS 252.225-7008       Supplies to be Accorded Duty-Free Entry (MAR
                                1998) (Applicable when clause at DFARS
                                252.225-7009 applies)
----------------------------------------------------------------------------------
       DFARS 252.225-7009       Duty-Free Entry - Qualifying Country Supplies
                                (End Products and Components) (MAR 1998) (Applicable
                                if contract includes deliverable supplies)
----------------------------------------------------------------------------------
       DFARS 252.225-7010       Duty Free Entry - Additional Provisions (MAR 1998)
                                (Applicable when clause at DFARS 252.225-7009 applies)
----------------------------------------------------------------------------------
       DFARS 252.225-7016       Restriction on Acquisition of Ball and Roller Bearings
                                (AUG 1998) (Applicable if contract includes deliverable
                                supplies, unless Contracting
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                Officer knows that items being acquired do not
                                contain ball or roller bearings)
----------------------------------------------------------------------------------
  X    DFARS 252.225-7026       Reporting of Contract Performance Outside the
                                United States (MAR 1998) (Applicable only when
                                contract value exceeds $500,000 or when any
                                modification increases contract value to more
                                than $500,000)
----------------------------------------------------------------------------------
  X    DFARS 252.227-7034       Patents - Subcontracts (APR 1984) (Applicable
                                when FAR 52.227-11 applies)
----------------------------------------------------------------------------------
       DFARS 252.225-7039       Patents - Reporting of Subject Inventions
                                (APR 1990) (Applies when FAR 52.227-11
                                applies)
----------------------------------------------------------------------------------
  X    DFARS 252.242-7004       Material Management and Accounting System (SEP 1996)
                                (Applicable to contract actions exceeding $100,000)
                                (Not applicable to contracts set aside for exclusive
                                participation by small business and small
                                disadvantaged business concerns)
----------------------------------------------------------------------------------


(D)   THE FOLLOWING CLAUSE IS APPLICABLE TO CONTRACT ACTIONS OF $100,000 OR
      MORE:

DFARS 252.247-7023      TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)

      (a)   As used in this clause:

            (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.

            (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and Defense agencies.

            (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

            (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

            (5) "Subcontractor" means a supplier, materialman, distributor or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract. However, effective May 1, 1996, the term does not include a supplier, materialman, distributor or vendor of commercial items or commercial components.

            (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

                  (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

                  (ii) "Supplies" includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type and description, with parts, subassemblies, accessories and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

            (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

      (b) The Contractor shall employ United States-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate U.S.-flag vessels, if the Contractor or a subcontractor believes that -

            (1)   U.S.-flag vessels are not available for timely shipment;

            (2) The freight charges are inordinately excessive or unreasonable;

       or

            (3) Freight charges are higher than charges to private persons for transportation of like goods.

      (c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum -

                  (1)   Type, weight, and cube of cargo.

                  (2)   Required shipping date.

                  (3)   Special handling and discharge requirements.

                  (4)   Loading and discharge points.

                  (5)   Name of shipper and consignee.

                  (6)   Prime contract number; and

                  (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) of at least two (2) U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile messages or letters will be sufficient for this purpose.

      (d) The Contractor shall, within thirty (30) days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean-bill-of-lading, which shall contain the following information:

                  (1)   Prime contract number;

                  (2)   Name of vessel;

                  (3)   Vessel flag of registry;

                  (4)   Date of loading;

                  (5)   Port of loading;

                  (6)   Port of final discharge;

                  (7)   Description of commodity;

                  (8)   Gross weight in pounds and cubic feet if available;

                  (9)   Total ocean freight in U.S. dollars; and

                  (10)  Name of the steamship company.

      (e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief:

                  (1) No ocean transportation was used in the performance of this contract;
                  (2) Ocean transportation was used and only United States-flag vessels were used for all ocean shipments under the contract.

                  (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

                  (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:


                            ITEM              CONTRACT
                         DESCRIPTION         LINE ITEMS           QUANTITY
--------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------

      (f) If the final invoice does not include the required representation, the Government will reject it and return it to the Contractor as an improper invoice for the purposes of Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

      (g) The Contractor shall include this clause, including this paragraph
(g), in all subcontracts under this contract, which exceed the simplified acquisition threshold in Part 13 of the Federal Acquisition Regulations.

(E) THE FOLLOWING CLAUSE IS APPLICABLE WHEN THE CONTRACTOR HAS MADE A NEGATIVE RESPONSE TO THE INQUIRY IN THE REPRESENTATION AT DFARS 252.247-7022 AND THE CONTRACT ACTION IS FOR $100,000 OR MORE.

DFARS 252.247-7024      NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA
                        (NOV 1995)

      (a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor -

            (1) Shall notify the Contracting Officer of that fact; and

            (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

      (b) The Contractor shall include this clause, including this paragraph
(b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder, except (effective May 1, 1996) subcontracts for the acquisition of commercial items or components.



      SECTION J - LIST OF ATTACHMENTS

      1. EXHIBIT A, entitled "Contract Data Requirements List" (DD Form 1423) - 1 page(s) with Enclosure Number 1, entitled "Contract Data Requirements List - Instructions for Distribution."

      2.    Exhibit B, entitled, "Financial Accounting Data Sheet."


      SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF
OFFEROR

      1. The Contractor's Representations and Certifications, dated 08 November 1999, are hereby incorporated into this contract by reference.

                              CHART TO BE INSERTED

                              ENCLOSURE NUMBER 1
                       CONTRACT DATA REQUIREMENTS LIST
                        INSTRUCTIONS FOR DISTRIBUTION

DISTRIBUTION OF TECHNICAL REPORTS AND FINAL REPORT

The minimum distribution of technical reports and the final report submitted in connection with this contract is as follows:


-----------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF COPIES
                                                                        -----------------------------------------
                                                          DODAAD        UNCLASSIFIED/        UNCLASSIFIED/LIMITED
                      ADDRESSEE                            CODE           UNLIMITED             AND CLASSIFIED
-----------------------------------------------------------------------------------------------------------------
Program Officer                                           N00014              1                       1
-----------------------------------------------------------------------------------------------------------------
Administrative Contracting Officer*                       S1103A              1                       1
-----------------------------------------------------------------------------------------------------------------
Director, Naval Research Laboratory                       N00173              1                       1
ATTN: Code 5227
Washington, D.C.  20375
-----------------------------------------------------------------------------------------------------------------
Defense Technical Information Center                      S47031              2                       2
8725 John J. Kingman Road
STE 0944
Ft. Belvoir, VA  22060-6218
-----------------------------------------------------------------------------------------------------------------


If the Program Officer directs, the Contractor shall make additional distribution of technical reports in accordance with a supplemental distribution list provided by the Program Officer.

Distribution of Reports which are NOT Technical Reports

The minimum distribution for reports which are not technical reports is as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF COPIES
                                                                       ------------------------------------------
                                                          DODAAD        UNCLASSIFIED/        UNCLASSIFIED/LIMITED
                      ADDRESSEE                            CODE           UNLIMITED             AND CLASSIFIED
-----------------------------------------------------------------------------------------------------------------
Program Officer                                           N00014              1                       1
-----------------------------------------------------------------------------------------------------------------
Administrative Contracting Officer*                       S1103A              1                       1
-----------------------------------------------------------------------------------------------------------------


*Send only a copy of the transmittal letter to the Administrative Contracting Officer; do not send actual reports to the Administrative Contracting Officer.